--------------------------------------------------------------------------------



                            AXSYS TECHNOLOGIES, INC.
                        (formerly Vernitron Corporation)

                        Letter of Transmittal in Respect
                            of its Offer to Exchange

                          0.75 Shares of Common Stock
                            Par Value $.01 Per Share
                                      for
   Each Share of its $1.20 Cumulative Exchangeable Redeemable Preferred Stock

                       Pursuant to its Offering Circular
                            dated February 13, 1997

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON MONDAY, MARCH 17, 1997, UNLESS EXTENDED
                               ------------------

         TENDERS OF SHARES OF PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME UNTIL THE EXPIRATION DATE, AND IF NOT OTHERWISE ACCEPTED BY THE COMPANY, AT ANY TIME AFTER APRIL 11, 1997.

         TO: CHASEMELLON SHAREHOLDER SERVICES, LLC, THE EXCHANGE AGENT

    By Hand or Overnight Delivery:                    By Facsimile:                           By Mail:
ChaseMellon Shareholder Services, L.L.C.             (201) 329-8936               ChaseMellon Shareholder Svcs., L.L.C.
       Reorganization Department                                                      Reorganization Department
        120 Broadway - 13th Fl.              Confirmation by Telephone to:                 Midtown Station
          New York, NY 10271                       (201) 296-4764                            P.O. Box 798
                                                                                         New York, NY 10018


         Delivery of this instrument to an address, or transmission of instructions via a facsimile number, other than as set forth above will not constitute a valid delivery.

         The undersigned acknowledges receipt of the Offering Circular, dated February 13, 1997 (the "Offering Circular"), of Axsys Technologies, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange 0.75 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company for each outstanding share of $1.20 Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company.

         This Letter of Transmittal is to be used (i) if certificates for shares of Preferred Stock are to be physically delivered to the Exchange Agent herewith, or (ii) if tenders of shares are to be made by book-entry transfer to one of the accounts maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PHILADEP") (together with DTC, sometimes collectively referred to herein as the "Book Entry Transfer Facilities" and sometimes individually referred to herein as a "Book Entry Transfer Facility") pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer - Tenders - General," or (iii) if tenders of shares are to be made according to the guaranteed delivery procedures set forth in the Offering Circular under the caption
"The Exchange Offer - Guaranteed Delivery Procedures". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offering Circular.

         HOLDERS MUST COMPLETE THE TABLE IN BOX ONE AND SIGN IN BOX TWO TO TENDER SHARES OF PREFERRED STOCK. HOLDERS WHO WISH TO TENDER THEIR SHARES OF PREFERRED STOCK MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE TABLE IN BOX ONE AND COMPLETE AND SIGN WHERE SIGNATURES ARE REQUIRED (BOX TWO). If only those columns are completed, the holder of Preferred Stock will be deemed to have tendered for exchange, all Preferred Stock listed in the table in Box One unless otherwise indicated in the space provided at the top of Box One. If a holder of Preferred Stock wishes to tender less than all of such Preferred Stock, column (4) must be completed in full, and such holder should refer to Instruction 5.

______________________________________________________________________________


                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         Holders of Preferred Stock who wish to tender with respect to their Preferred Stock and (i) whose shares of Preferred Stock are not immediately available, or (ii) who cannot deliver their shares of Preferred Stock, or any other documents required hereby prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender with respect to their Preferred Stock according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offers - Guaranteed Delivery Procedures." See Instruction 2.

____     CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE ENCLOSED HEREWITH.

____ CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC OR PHILADEP AND COMPLETE THE FOLLOWING:

Name of Tendering Institution       __________________________________________


DTC/PHILADEP Account Number         __________________________________________


Transaction Code Number             __________________________________________


____ CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)     __________________________________________

Date of Execution of Notice of Guaranteed Delivery     _______________________

Window Ticket Number (if available)    ________________________________________


Name of Institution which Guaranteed Delivery      ____________________________


DTC/PHILADEP Account Number (If delivered by book-entry transfer)   ___________

_______________________________________________________________________________




________________________________________________________________________________________________________________________________
                                    BOX ONE
_________________________________________________________________________________________________________________________________

                         DESCRIPTION OF PREFERRED STOCK
_________________________________________________________________________________________________________________________________
                             (1)                                         (2)                 (3)                   (4)
_________________________________________________________________________________________________________________________________
                                                                 Certificate Number(s)                        Number of Shares of
Name(s) and Address(es) of Registered Holder(s)                    (Attach list, if         Aggregate           Preferred Stock
(See Note below)* (Please fill in, if Blank)                         necessary)          Number of Shares        Tendered(a)
_________________________________________________________________________________________________________________________________

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------

                                                              --------------------------------------------------------------------
                                                     Total:
----------------------------------------------------------------------------------------------------------------------------------
   *    Any beneficial holder whose shares of Preferred Stock are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to tender shares of Preferred Stock should contact such registered holder promptly and instruct such registered holder to tender Preferred Stock on his behalf.  If such beneficial holder wishes to tender shares of Preferred Stock on his own behalf, such beneficial holder must, prior to completing and executing this
        Letter of Transmittal and delivering his Preferred Stock, either make appropriate arrangements to register ownership of the
        Preferred Stock in such holder's name or obtain a properly completed stock power from the registered holder reflecting the change in ownership.  The transfer of record ownership of Preferred Stock may take considerable time and, depending on when such transfer is requested, may not be accomplished prior to the Expiration Date.
   (a)  Need not be completed by holders who wish to tender all shares of Preferred Stock listed in column (3).
----------------------------------------------------------------------------------------------------------------------------------


Ladies and Gentlemen:

         In accordance with the terms and subject to the conditions set forth in the Offering Circular, the undersigned hereby tenders to the Company the above-described number of shares of Preferred Stock. Subject to, and effective upon acceptance for exchange of the shares of Preferred Stock tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of Preferred Stock that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer, and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Stock (with full knowledge that the Exchange Agent also acts as agent for the Company), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such shares of Preferred Stock or transfer ownership of such shares of Preferred Stock on the account books maintained by the Exchange Agent at the Book Entry Transfer Facilities, together with, in either case, all accompanying evidences of transfer and authenticity, to or upon the order of the Company,
(b) present such shares of Preferred Stock for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Stock, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Preferred Stock tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions charges and encumbrances and such shares of Preferred Stock shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the shares of Preferred Stock tendered hereby.

         Shares of Preferred Stock properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. Tenders of shares of Preferred Stock may be withdrawn at any time until the Expiration Date and, if not otherwise accepted by the Company, at any time after April 11, 1997, by delivery of a notice of withdrawal or revocation to the Exchange Agent. See "The Exchange Offer - Withdrawal of Tenders" in the Offering Circular.

         The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, as more particularly set forth in the Offering Circular. The undersigned recognizes that as a result of such conditions the Company may not be required to exchange any of the Preferred Stock tendered hereby. In such event, shares of Preferred Stock not exchanged will be returned to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Delivery Instructions."

         THE UNDERSIGNED UNDERSTANDS THAT THE UNDERSIGNED WILL BE DEEMED TO HAVE WAIVED THE RIGHT TO RECEIVE ANY DIVIDENDS ON THE PREFERRED STOCK WHICH ARE UNPAID AT THE TIME OF THE EXPIRATION DATE.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of shares of Preferred Stock pursuant to any of the procedures described in the Offering Circular and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein under "Special Issuance and Delivery Instructions," please issue the certificates for the shares of Common Stock and return any Preferred Stock not tendered or not accepted for exchange, in the name(s) of the undersigned at the address set forth above under "Description of Preferred Stock" in Box One. In the event that the Special Issuance and Delivery Instructions are completed, please issue the certificates for the shares of Common Stock, and/or return such certificates for shares of Preferred Stock and/or the certificates for the shares of Common Stock, to the person or persons so indicated. Holders tendering Preferred Stock by book-entry transfer may request that any shares of Preferred Stock not accepted for exchange be returned by crediting such account maintained at the Book Entry Transfer Facilities as such holder may designate by making an appropriate entry under "Special Issuance and Delivery Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Delivery Instructions" to make arrangements for the transfer of any Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Preferred Stock so tendered.

------------------------------------------------------------------------------
                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 1, 7 AND 8)

         To be completed ONLY if (i) certificates for the shares of Preferred Stock (if any) not tendered or not accepted for exchange are to be delivered to and issued in the name of someone other than the person whose signature appears on the face of this Letter of Transmittal or (ii) if shares of Preferred Stock tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at a Book Entry Transfer Facility.

Issue and Mail:
(check appropriate box(es)):

____ Shares of Common Stock to:

____ Shares of Preferred Stock to:

Name:
      ------------------------------------------------------------------------
                          (Please Print)
Address:
        ----------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                         (Include Zip Code)

------------------------------------------------------------------------------

                 (Tax Identification or Social Security Number)

CREDIT UNEXCHANGED PREFERRED STOCK TENDERED BY BOOK-ENTRY TRANSFER TO THE BOOK ENTRY TRANSFER FACILITY ACCOUNT SET FORTH BELOW:

------------------------------------------------------------------------------
                    (DTC/PHILADEP Account Number)

------------------------------------------------------------------------------

                                    BOX TWO
------------------------------------------------------------------------------

               SIGN HERE WHETHER OR NOT SHARES OF PREFERRED STOCK
                      ARE BEING PHYSICALLY TENDERED HEREBY
                               (PLEASE COMPLETE)



----------------------------------   -----------------------------------------
  Signature of Registered Holder           Signature of Registered Holder
    or Authorized Signatory          or Authorized Signatory (If more than one)


---------------------------------    ------------------------------------------
       Type or Print Name                   Type or Print Name

Dated:______________,  19            Dated:___________,   19


--------------------------------     ------------------------------------------
       Type or Print Name                   Type or Print Name

Dated:______________, 19           Dated:____________,   19

Tax Identification or Social Security No(s):
                                            ----------------------------------


Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Preferred Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.


Name                                 Address

--------------------------------     -----------------------------------------


--------------------------------     ------------------------------------------
          Please Print                          Include Zip Code

                                     Area Code and Tel. No.

                                     ------------------------------------------


Capacity (Full Title)
                     ----------------------------------------------------------


                         GUARANTEE OF SIGNATURE(S) (IF
                      REQUIRED - SEE INSTRUCTIONS 1 AND 6)

Name of Firm:
             ------------------------------------------------------------------


Authorized Signature:
                     ----------------------------------------------------------


Title:
      -------------------------------------------------------------------------


Dated:
      ------------------------------------------------------------------, 19
                      (Please complete Substitute Form W-9
                  in Box Three of this Letter of Transmittal)
-------------------------------------------------------------------------------

                                                                BOX THREE
----------------------------------------------------------------------------------------------------------------------------------
                                              PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES
----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     Part I - Taxpayer Identification Number - For All Accounts.
                               (Enter taxpayer identification number in the appropriate box.           ----------------------
FORM W-9                       For most individuals, this is your social security number.               Social Security Number
                               If you do not have a number, see How to Obtain a TIN in the                         or
Department of the Treasury     enclosed Guidelines.)
Internal Revenue Service                                                                                ---------------------
                               Note:  If the account is in more than one name, see the chart                   Employer
                               on the enclosed Guidelines to determine what number to give.             Identification Number
Payer's Request for Taxpayer
Identification Number
                              ----------------------------------------------------------------------------------------------------
                              Part II - For Payees Exempt From Backup Withholding (see enclosed Guidelines)



----------------------------------------------------------------------------------------------------------------------------------
Certification - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------------------

Signature ______________________________________________________  Date  ____________________________ , 1997

----------------------------------------------------------------------------------------------------------------------------------
 NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
         WITHHOLDING OF 20% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
         PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
         IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

----------------------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office in the United States (each an "Eligible Institution"). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE PREFERRED STOCK TENDERED HEREWITH AND SUCH HOLDER(S) HAS/HAVE NOT COMPLETED THE INSTRUCTION ENTITLED "SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (B) IF SUCH SHARES OF PREFERRED STOCK ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 6.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used (i) if certificates for shares of Preferred Stock are to be physically delivered to the Exchange Agent herewith, or (ii) if tenders are to be made by book-entry transfer to the accounts maintained by the Exchange Agent at one of the Book Entry Transfer Facilities pursuant to the procedure set forth in the Offering Circular, or (iii) if tender of shares are to be made according to the guaranteed delivery procedures set forth in the Offering Circular. Certificates for all physically delivered shares of Preferred Stock, or confirmation of any book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Holders of shares of Preferred Stock who wish to tender their shares of Preferred Stock and (i) whose certificates representing shares of Preferred Stock are not immediately available, or (ii) who cannot deliver their shares of Preferred Stock or any other documents required hereby prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their shares of Preferred Stock according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer - Guaranteed Delivery Procedures." Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Exchange Agent prior to the Expiration Date; and (c) the certificates for all physically tendered shares of Preferred Stock in proper form for transfer, or a confirmation of a book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other required documents, must be received by the Exchange Agent within five New York Stock Exchange trading days following the Expiration Date, all as provided under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Offering Circular.

         The method of delivery of this Letter of Transmittal, shares of Preferred Stock and all other required documents to the Exchange Agent is at the election and risk of the tendering holder. Except as otherwise provided herein and in the Offering Circular, such delivery will be deemed made only when actually received by the Exchange Agent. INSTEAD OF EFFECTING DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. In all cases, sufficient time should be allowed to assure timely delivery. No documents should be sent to the Company or the Transfer Agent for the Preferred Stock.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of Preferred Stock will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of shares of Preferred Stock that are not in proper form or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the right to waive any irregularities or conditions of tender as to particular shares of Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding.

         No alternative, conditional or contingent tenders will be accepted. Unless waived, any defects or irregularities in connection with tenders and withdrawals of Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders and withdrawal of shares of Preferred Stock will not be deemed to have been made until all defects and irregularities have been cured or waived. Any shares of Preferred Stock received by the Exchange Agent that are not properly tendered or delivered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Preferred Stock unless otherwise provided in the Letter of Transmittal as soon as practicable following the Expiration Date.

         3. INADEQUATE SPACE. If the space provided under "Description of Preferred Stock" is inadequate, the number of shares of Preferred Stock being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto.

         4. WITHDRAWALS OF TENDERS. Tenders of shares of Preferred Stock may be withdrawn at any time until the Expiration Date and, if not otherwise accepted for exchange by the Company, at any time after April 11, 1997.

         Any holder of Preferred Stock who has tendered Preferred Stock, who succeeds to the record ownership of Preferred Stock in respect of which a tender has previously been given, may withdraw such Preferred Stock by delivery of a written notice of withdrawal. To be effective, a written or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at one of its addresses or facsimile numbers specified above before the Expiration Date, (ii) specify the name of the registered holder of the shares of Preferred Stock to be withdrawn, (iii) contain the certificate number(s) shown on the particular certificate(s) evidencing the shares of Preferred Stock to be withdrawn, and the number of shares of Preferred Stock to be withdrawn, and (iv) be signed by the registered holder of such Preferred Stock in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the transfer agent for the Preferred Stock register the transfer of such Preferred Stock into the name of the person withdrawing the shares of Preferred Stock. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such shares of Preferred Stock have been tendered (i) by a registered holder of Preferred Stock who has not completed the boxes on this Letter of Transmittal entitled "Special Issuance and Delivery Instructions" or (ii) for the account of an Eligible Institution.

         If the shares of Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt of proper written or facsimile transmission notice of withdrawal even if physical release is not yet effected.

         Any shares of Preferred Stock which have been tendered for exchange but which are not exchanged will be returned to the holder thereof without cost to such holder as soon as practicable following the Expiration Date. Properly withdrawn shares of Preferred Stock may be retendered at any time prior to the Expiration Date by following one of the procedures described under the caption "The Exchange Offer - How to Tender in the Exchange Offer," in the Offering Circular.

         5. PARTIAL TENDERS. If tenders are to be made with respect to less than the entire number of any shares of Preferred Stock evidenced by any one share certificate, fill in the number of shares of Preferred Stock which are tendered, represented by such certificate in column (4) of Box One above, "Description of Preferred Stock." THE ENTIRE NUMBER OF SHARES OF PREFERRED STOCK WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. In the case of partial tenders, new certificates representing shares of Preferred Stock in fully registered form for the remainder of the shares of Preferred Stock represented by the certificate for which such partial tender is made will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate boxes on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

         6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS.
The signature(s) of the registered holder(s) on this Letter of Transmittal signature page (page 2) must correspond with the name(s) as written on the face of the certificate for the shares of Preferred Stock without alteration, enlargement or any change whatsoever.

                  (a) If any shares of the Preferred Stock are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

                  (b) If any shares of the Preferred Stock are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

                  (c) If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Stock, no endorsements of Preferred Stock or separate stock powers are required, unless shares of Preferred Stock not exchanged or the certificates for shares of Common Stock are to be issued in the name of, or delivered to, any person other than the registered holder(s). Signatures on any such Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Stock, such Preferred Stock must be endorsed or accompanied by appropriate stock powers and, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Preferred Stock. Signatures on any such Preferred Stock or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company and the Exchange Agent of the authority of such person to so act must be submitted with this Letter of Transmittal.

         7. TRANSFER TAXES. The Company will pay or cause to be paid all transfer taxes, if any, with respect to the exchange and transfer of any Preferred Stock to it pursuant to the Exchange Offer. If, however, (i) certificates for the shares of Common Stock or any shares of Preferred Stock not exchanged are to be issued in the name of, or delivered to, any person other than the registered holder(s), or (ii) if a transfer tax is imposed for any reason other than the transfer or sale of Preferred Stock to the Company pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be payable by the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If (i) certificates for shares of Common Stock or (ii) certificates for shares of any Preferred Stock not exchanged are to be issued or delivered in the name of a person other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering shares of Preferred Stock by book-entry transfer may request that shares of Preferred Stock not exchanged be credited to such accounts maintained at one of the Book Entry Transfer Facility as such holder may designate.

         9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offering Circular, the Company reserves the absolute right to waive any of the specified conditions of the Exchange Offer, as described in the Offering Circular under the caption "The Exchange Offer - Conditions."

         10. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF PREFERRED STOCK. Any holder whose shares of Preferred Stock have been mutilated, lost, stolen or destroyed should immediately contact the Exchange Agent at the address indicate above for further instructions.

         11. REQUESTED FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above.

         IMPORTANT. THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.